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                                                                   EXHIBIT 10.30

[LETTERHEAD OF PINKERTON]

December 5, 1997

Mr. James P. McCloskey
Executive Vice President and
  Chief Financial Officer
Pinkerton's, Inc.
15910 Ventura Boulevard, Suite 900
Encino, California  91436-3095

Dear Jim:

Reference is made to the letters dated September 1 and December 9, 1994 and February 15, 1995 (collectively the "Employment Agreement"), which summarize certain terms of your employment with Pinkerton's, Inc. (the "Company"). The letters constituting the Employment Agreement are attached as Exhibit "A". In order to clarify certain provisions contained in the Employment Agreement, the Employment Agreement is hereby amended as follows:

1.  The December 9, 1994 Letter
    ---------------------------

Paragraph III 2 (B) is amended by deleting subclause (i) and replacing it with the following:

    (i) "2 times the sum of (x) the Executive's base salary in effect on such date of termination plus (y) the bonus to which the executive was entitled and/or which he received for the fiscal year immediately preceding the termination and" . . .

Paragraph III 2 is amended by adding after clause (B) the following paragraph:

"The Executive's bonus plan and/or individual performance objectives in effect for the fiscal year in which a Change of Control occurs shall not be modified during the Termination Period without the Executive's Consent."

2.  The September 1, 1994 Letter
    ----------------------------

The last sentence of the paragraph titled "Supplemental Retirement Income Plan" shall be deleted and replaced with the following:
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Mr. James McCloskey
December 5, 1997
Page 2


"In the unlikely event the Board cancels your participation in the Plan, whether by removing you from the Plan, terminating the Plan or any other action which terminates your participation, an equivalent program will be provided to you during your continued employment."

3. Except as amended herein, the remaining provisions of the Employment Agreement shall remain in full force and effect.

4. This amendment shall become effective upon your execution hereof in the space provided below.


Sincerely,


/s/ Gary J. Hasenbank
---------------------
Gary J. Hasenbank



Acknowledged and Accepted on this
5th/ day of December, 1997.


/s/ James P. McCloskey
----------------------
Mr. James P. McCloskey
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Exhibit "A" to the Supplemental Letter Agreement dated December 5, 1997 was previously filed as Exhibit 10.14 to Form 10-K for Fiscal Year ended December 30, 1994 and is incorporated herein by reference.